UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

Ranger Quest for Income and Growth Fund

Investor Class (RFTDX)

Institutional Class (RFIDX)

Ranger Micro Cap Fund

Institutional Class (RFIMX)

ANNUAL REPORT

July 31, 2018

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2018 (UNAUDITED)

Dear Shareholders,

Over the past year, small cap growth stocks enjoyed a largely uninterrupted advance, with the Russell 2000 Growth index (the “benchmark” or the “index”) advancing 22.9%.  This return outpaced the S&P 500 index and Dow Jones Industrial Average returns of 16.2% and 18.8% respectively.  The strength in small cap stocks is attributable to a number of factors.  First, small cap companies are disproportionately benefiting from the tax cut passed last year.  Second, economic growth in the U.S. is stronger than overseas and the rising dollar (since mid-April) has hurt U.S. companies that export. Finally, thus far small cap companies have been relatively insulated from the developing global trade disputes.  These factors led to better fundamentals and an environment more conducive for smaller company outperformance.  The key question is whether the major points of uncertainty (tariffs, inflation and geopolitical risk) change the macroeconomic environment enough to bring a halt to economic growth and a historically long bull market.

The U.S. economy is showing a mix of mid-cycle dynamics and late-cycle trends.  As is typical during a late-cycle phase, tighter employment markets are pushing up wages and the Federal Reserve's tightening of monetary policy is flattening the yield curve.  However, credit conditions are not yet restrictive.  Moreover, the U.S. corporate backdrop remains strong, and pro-business policies are helping boost earnings expectations.  Lower tax burdens and access to offshore cash provides companies with additional spending capacity, which are being used on a wide variety of activities, including investor-friendly actions (buybacks, dividends, M&A) as well as direct boosts to the real economy (raising wages, capital expenditures).  We continue to believe a maturing business cycle suggests caution rather than portending disaster.

Currently, the aggressive U.S. trade posture is becoming a major risk to the global economy. China and the U.S. are the most central economies in the highly integrated global trade network. Plans by the U.S. to confront China's trade and investment policies could ratchet up bilateral commercial tensions, thus complicating future global growth.

At this point, we believe global growth and inflation are firm enough to keep policy makers moving toward tighter monetary policy. We also expect a return to more normalized market volatility due to declining global economic momentum as risks to the monetary, political, and economic outlooks continue. With increased market volatility, we believe that quality companies should outperform the overall market.

As a reminder, Ranger’s focus is quality. Factors that are emphasized are growth, cash flow, balance sheet strength, returns and valuation. While the Investment Team does not intentionally avoid any sector, utility companies and real estate investment trusts seldom meet the growth requirements of the Small Cap strategy. Additionally, the strategy avoids unprofitable companies, which are heavily represented in the biotechnology and software industries.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2018 (UNAUDITED)

Ranger remains steadfast in positioning the Fund’s portfolio prudently within each sector from both a fundamental and valuation perspective.  During the fiscal year ending July 31, 2018, Ranger’s Small Cap Fund (RFISX) returned 19.8% net of fees, while its benchmark, the Russell 2000 Growth index, returned 22.9%.  Over the past year, low quality attributes outperformed as the market advanced and lacked volatility.  A factor analysis review shows that companies with net losses outperformed those with earnings by nearly 1000 basis points.  Non-earning companies averaged 27.7% of the index weighting and increased 30.0%.  This return compares with the 20.4% increase by companies with earnings in the index over the past year.  Further dividing the universe into quintiles shows that those with a negative forward P/E ratio and the three highest P/E quintiles had the highest returns this past year, all increasing in excess of 27%.  Stocks in the highest price to cash flow quintile, as well as those with negative price to cash flow, also significantly outperformed.

The following tables demonstrate the leadership of non-earning companies in the index and highlight their influence on the healthcare and technology sectors.

Looking at the performance of your portfolio on a sector basis, the materials & processing and energy sectors provided the largest outperformance relative to their index components.    The sectors which detracted most from portfolio performance on a relative basis were healthcare and technology.  Unprofitable biotech and pharmaceutical companies, which represented 11.3% of the index, returned 35.6% and was the most significant contributor to the sector’s gains in the index.  Additionally, unprofitable technology companies, which averaged 7.5% of the index, meaningfully outperformed, gaining over 29%.

Additionally, 2017 and early 2018 was characterized by historically low volatility.  The following charts demonstrate this unprecedented lack of volatility.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2018 (UNAUDITED)

VIX Historical Price Charts

Source: FactSet

As a disciplined growth manager who thrives on volatility in the market, we find the current environment particularly and historically interesting. We enter the back half of 2018 with the markets reaching new all-time highs and ask a few fundamental questions, such as: Can below average volatility continue and are valuation levels sustainable?

Despite the lack of near-term volatility in the markets, we continue to believe we are in the midst of a long-term rate normalization process and higher interest rates should ultimately lead to higher volatility, which should align well with our focus on quality growth companies.  Sell-offs and higher measures of volatility tend to benefit high-quality companies on a relative basis.  More specifically, since the Fund’s inception, in the 26 months where the Russell 2000 Growth index declined, the Ranger Small Cap Fund outperformed 73% of the time through July 31, 2018.

Regarding the broader market valuations, we continue to believe they are relatively full given the current rate environment.  The cost of capital for companies is likely to increase and become more variable.  Additionally, as the Fed steers us to a more normalized economic cycle, weaker companies should have a more challenging time and should cede market share back to good companies.  Therefore, stock selectivity from both a fundamental and valuation perspective should be a more important differentiator in this market environment.

Conrad Doenges

Portfolio Manager

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER

JULY 31, 2018 (UNAUDITED)

Dear Shareholder,

The Ranger Quest for Income and Growth Fund (RFIDX) seeks to provide a meaningful, growing income stream to shareholders though investment in common stocks and other high yielding securities globally. The Fund also seeks to provide capital appreciation over time.

The Ranger Quest for Income and Growth Fund returned 8.2%* for the year, which coincidentally was the exact same return as the prior year. During the period, approximately 3.6% of the return came from price appreciation and 4.6% from the distribution. In this way, the fund met its dual objectives of providing a meaningful return (above the 10-year bond rate and roughly twice the yield of the market) along with appreciation.  Fixed income instruments were relatively poor performers during the year, with the Barclays Global Aggregate Total Return Index falling 48 basis points.

This total return for the period was lower than the return for the MSCI ACWI of 11.5%, but higher than the return of the MSCI World High Dividend Index of 7.6%.

Fiscal Year 2018 Performance
Ranger Quest for Income and Growth Fund	8.2%
MSCI ACWI	11.5%
MSCI World High Dividend Index	7.6%

*July 31, 2017 – July 31, 2018

Holdings in the financial, technology and healthcare sectors were the biggest contributors to fund performance over the year, with these three sectors contributing roughly half the total return.  Performance was held back by holdings in consumer staples, industrials and real estate.

During the year, global markets digested a number of economic and political developments. These included a continuing strong U.S. economy, relatively high market valuations, trade tensions between the U.S. and its major trading partners, increasing inflation, rising oil prices, rising interest rates and weakness in many emerging markets. The tension between strong economic growth and the potential for a slowdown caused by a trade war or other political development is probably the biggest issue currently facing investors and policy makers. It should be noted that an overheating economy and a slowdown caused by a global trade war are in some ways mutually exclusive, which compounds the problem of analyzing the situation.

Overall, global markets continued to rise during the year, led by technology, consumer discretionary and energy shares. Industries which lagged the market included telecommunications, utilities, real estate and consumer staples. Geographically, the

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2018 (UNAUDITED)

biggest contributors to index performance were the U.S., Japan and France. The biggest detractors being South Korea, Spain and Turkey.

Investors seeking meaningful income from their portfolios continued to face a lack of good alternatives during the year. While the yield on the 10-year bond rose from 2.3% to 3%, inflation increased by a comparable amount, meaning that the real rate of return was essentially unchanged. It is almost impossible to imagine that nearly 10 years after the financial crisis, the real after-tax return on fixed income instruments continues to be near zero. This situation is nothing short of a crisis for many investors who have retired or are nearing retirement. The concern and stress it has caused is reflected in the numerous publications, advertisements, brokerage reports and websites devoted to this topic. It may even be an underappreciated factor in the unusually acrimonious nature of our political dialog.

Faced with a need for yield, Wall Street has, as always, been forthcoming with complex, fee-laden offerings. One of the newest of these is actually an old idea which has been repackaged: the Collateralized Loan Obligation (CLO). Essentially, packages of loans which are securitized, investors may recall a similar structure known as CDO’s (Collateralized Debt Obligations) was widely used to securitize mortgages during the housing bubble and subsequent collapse. In the most recent iteration the underlying collateral is different—instead of mortgages, the securities are backed by corporate debt or packages of consumer loans—but the idea is the same. The results may not be as disastrous as before, but the returns for the riskiest CLO’s (which have been excellent to date) are likely to be disappointing when there is an economic downturn.

For some time, our view has been that dividend income is relatively attractive in the current environment. The absolute level of dividend income relative to fixed income rates is favorable, and when you factor in the growth potential and tax advantages the case becomes even more compelling. A well-selected dividend portfolio can provide one of the best ways for investors to meet both their income goals and keep up with inflation.

That said, while dividend income is relatively attractive in our view, investors should find a balanced way to fit it into their portfolios. As we said in a note last year:

Investors who can’t afford to lose principal should not invest too much in the stock market. But investors with a medium-to-long time frame and the ability to diversify are likely to have much better returns and more income if they include dividend paying equities in their portfolio. The fact that dividend yields are, in many cases, higher than bond yields is a historical and could be interpreted as a sign that stocks are undervalued, at least on a relative basis to fixed income.

Over the course of last year, we noted that trade tensions with major U.S. trading partners were a significant source of risk to the global economy. Since this issue arose, we have felt the potential risk to the global economy, while significant, was probably not as great as many feared. In short, our view has been that the global economy has become so interconnected and that trade has been such a vital part of economic development around

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2018 (UNAUDITED)

the world that it was inconceivable that politicians would allow a meaningful trade war to start. While we still think that is the case, we were premature in thinking that concerns about a trade war would abate quickly.

With trading relationships under strain between the U.S. and China, Europe, Canada and Mexico (and probably a few others), it looks as though this issue will be here for some time. Because the issue of trade is so important and the outcome of any complex negotiation among multiple nations is inherently unpredictable, it is possible that markets will continue to respond in the short-term to headlines indicating positive or negative developments.

Part of the reason for the trade tensions is the astonishing transformation in the global economy which has taken place since the end of the Cold War. As the chart below illustrates, the opening of the global economy after the Cold War has resulted in huge growth for some countries, but much less for others:

GDP of Top 10 Economies, 2015 vs. 1990 (Current US Dollars)
Country	1990	2015	% Change
USA	5,979	18,120	203.1%
China	360	11,064	2,973.3%
Japan	3,132	4,394	40.3%
Germany	1,764	3,375	91.3%
United Kingdom	1,093	2,885	164.0%
France	1,269	2,438	92.1%
India	316	2,102	565.2%
Italy	1,177	1,832	55.6%
Brazil	461	1,802	290.9%
Canada	593	1,559	162.9%
Source: World Bank

Note that this table shows the current top 10 economies compared with their size in 1990. There are several takeaways when reviewing this data. Most important is the growth in China during the period. In 1990, China was ranked 11th in global GDP, between Brazil and Australia, and several spots behind the old Soviet Union, which ranked 9th at the time. Comparatively, China’s economy in 1990 was 6% of the size of the U.S. economy. Today, China is ranked second in the world, and its economy is 61% the size of the U.S.'s. Russia (formerly the Soviet Union), which was larger than China in 1990, is now less than a fifth the size of the Chinese economy.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2018 (UNAUDITED)

China’s transformation has contributed to world GDP growth and had the additional positive effect of lifting millions of people out of poverty. At the same time, its growth has created some of the tensions we see today. While China is now a huge economy, it continues to follow the traditional Asian emerging market model of favoring exports while restricting both imports and access to its local markets. This strategy, combined with a seemingly inexhaustible supply of low cost labor, has done a lot to keep inflation down throughout the world, to make manufactured goods affordable and to supply the growing demand for technological products from mobile phones to laptop computers. The problem is that China’s success has come at the same time that other parts of the world have stagnated, including some parts of the U.S. Rightly or wrongly, China is being held responsible. Leaving aside whether this makes sense, one thing that is clear is that China, as the second largest economy in the world, can no longer maintain its rigid mercantilist policies, nor can it continue to receive the preferential treatment it was afforded in many trade agreements when it was an up-and-coming emerging country. Fortunately, there have already been signs that China recognizes this, such as its willingness to cut tariffs on automobiles imported from the U.S. Unfortunately, there have also been worrying signs such as the tit-for-tat trade tariffs imposed on American products in response to the U.S.’s recently imposed tariffs or policies.

A second takeaway from the chart is that the U.S. has far surpassed the growth of its peer group of developed economies. (The only country close to the U.S. has been the UK, which recently elected to leave the European Union.) As the table illustrates, the growth in the U.S. has been astounding for an economy of its size. This is reflective of many things including the flexibility of the U.S. economy, the quality of large U.S. corporations and a culture and financial infrastructure which encourages innovation. It has made the U.S. a magnet for entrepreneurs from all over the world. These factors are of course present in other countries, but to a smaller extent. (In contrast, European economies have shown a greater interest in programs meant to provide social benefits including healthcare and free higher education.)

So, unlike with China, trade tensions with Europe arise not from Europe’s success but from its economic stagnation. This is a crucial point. The reason the U.S. runs trade deficits with Europe is not just because European countries have tariffs or lower labor costs or are more efficient. It is, to a large extent, because their economies are weak, and Europeans are not in a position to import as much as U.S. consumers are. This may in fact be a more difficult situation to resolve than the situation with China. With China, trade talks can revolve around finding a fair-trade structure between two growing, vibrant economies. With Europe, the problem will be one of finding an equitable way to trade when the economic priorities of the two parties are so different.

As always, thank you for your continued support.

Bill Andersen

Portfolio Manager

*Net returns for the Institutional share class (RFIDX) for the fiscal year ending July 31, 2018.

  Net returns for the Investor share class (RFTDX) were 8.0% for the fiscal year ending July 31, 2018.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

  Average Annualized Total Returns for the year ended July 31, 2018

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	19.77%	12.13%	16.07%	$692,473
Russell 2000 Growth Index	22.91%	12.38%	16.85%	$724,895

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.  The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated December 1, 2017 was 1.10% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2018, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.41%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INVESTOR CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2018

	1 Year	5 Year	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Investor Class	7.97%	4.51%	4.37%	$31,166
S&P 500 Index	16.24%	13.12%	13.48%	$48,021
MSCI AC World Index	11.55%	9.62%	9.68%	$40,280

Cumulative Performance Comparison of $25,000 Investment Since Inception

* Inception June 4, 2013.

This chart assumes an initial investment of $25,000 made on the closing of June 4, 2013 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2017 was 1.52% for Investor class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2018, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Investor class shares total gross operating expense, before waiver, was 2.11%.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME AND GROWTH FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

 Average Annualized Total Returns for the year ended July 31, 2018

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Quest for Income and Growth Fund - Institutional Class	8.24%	4.78%	8.16%	$427,388
S&P 500 Index	16.24%	13.12%	16.27%	$701,002
MSCI AC World Index	11.55%	9.62%	11.96%	$541,192

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception September 29, 2011.

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

MSCI All Country World Index has been developed by MSCI Inc. as an equity benchmark for global stock performance. The Index is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The net annual operating expense ratio as provided in the Prospectus dated December 1, 2017 was 1.27% for Institutional class shares.  The operating expenses reported will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, which do not include acquired fund fees and expenses.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2018, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross operating expense, before waiver, was 1.81%.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

Total Returns for the Period ended July 31, 2018

	Since Inception *	Ending Value
Ranger Micro Cap Fund	-0.10%	$249,750
Russell Microcap Growth Index	-1.85%	$245,352

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception June 6, 2018

This chart assumes an initial investment of $250,000 made on the closing of June 6, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell Microcap Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated May 16, 2018 was 1.50% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until June 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 2.14%.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Ranger Small Cap Fund (“Small Cap Fund”) by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Liabilities In Excess Of Other Assets (0.17)%
Agriculture, Fishing & Ranching 2.86%
Back Office Support, HR & Consulting 5.67%
Banks: Diversified 1.90%
Banks: Savings/Thrifts & Mortgage Lending 5.07%
Biotechnology 6.35%
Chemicals: Specialty 2.12%
Computer Services, Software & Systems 14.03%
Consumer Lending 1.00%
Cosmetics 4.13%
Diversified Materials & Processing 3.20%
Engineering & Contracting Services 1.60%
Foods 1.28%
Health Care Services 7.16%
Manufactured Housing 0.99%
Medical & Dental Instruments & Supplies 4.57%
Office Supplies Equipment 2.90%
Oil: Crude Producers 4.24%
Pharmaceuticals 5.15%
Recreational Vehicles & Boats 1.53%
Restaurants 1.78%
Semiconductors & Components 4.05%
Specialty Retail 3.22%
Textiles, Apparel & Shoes 3.68%
Truckers 4.51%
Utilities: Telecommunications 2.07%
Short Term Investment 5.11%

Per the fee table in the December 1, 2017 prospectus, the Small Cap Fund’s total annual operating expense ratio was 1.41% for Institutional Class shares.  The total annual operating expense ratio after fee waiver and/or reimbursement was 1.10%.  Please refer to the financial highlights for updated information regarding the Small Cap Fund’s expense ratio.

Portfolio composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

PORTFOLIO ANALYSIS

JULY 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Ranger Quest for Income and Growth Fund (“Quest for Income and Growth Fund”) by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Liabilities In Excess Of Other Assets (0.11)%
Banks 8.13%
Beverages 0.82%
Biotechnology 1.66%
Capital Markets 14.24%
Chemicals 5.70%
Diversified Telecommunication Services 5.31%
Electric Utilities 0.90%
Energy Equipment & Services 1.68%
Food Products 1.28%
Hotels, Restaurants & Leisure 4.20%
Insurance 4.97%
Marine 1.16%
Metals & Mining 2.73%
Oil, Gas & Consumable Fuels 5.30%
Real Estate Management & Development 2.18%
Semiconductors & Semiconductor Equipment 5.37%
Software 4.49%
Specialty Retail 3.79%
Wireless Telecommunication Services 2.11%
Preferred Stocks 0.89%
Real Estate Investment Trusts 12.75%
Master Limited Partnerships & Publicly Traded Partnerships 6.87%
Short Term Investment 3.58%

Per the fee table in the December 1, 2017 prospectus, the Quest for Income and Growth Fund's total annual operating expense ratio was 2.11% for Investor Class shares and 1.81% for Institutional Class shares.  The total annual operating expense ratio after fee waiver and/or reimbursement was 1.52% for Investor Class shares, and 1.27% for Institutional Class shares.  Please refer to the financial highlights for updated information regarding the Quest for Income and Growth Fund’s expense ratio.

Portfolio Composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Ranger Micro Cap Fund (“Micro Cap Fund”) by the industry sub-sectors that the underlying securities represent, as a percentage of net assets.

Liabilities In Excess Of Other Assets (0.21)%
Agriculture Fishing & Ranching 1.31%
Banks: Diversified 9.88%
Biotechnology 3.46%
Building Materials 1.72%
Communications Technology 2.76%
Computer Services Software & Systems 11.88%
Diversified Materials & Processing 3.89%
Electronic Components 1.75%
Health Care Services 4.98%
Homebuilding 3.85%
Medical & Dental Instruments & Supplies 5.76%
Medical Equipment 8.25%
Medical Services 2.10%
Metal Fabricating 3.46%
Oil: Crude Producers 3.32%
Recreational Vehicles & Boats 4.35%
Restaurants 3.02%
Scientific Instruments: Control & Filter 4.38%
Scientific Instruments: Electrical 1.92%
Scientific Instruments: Gauges & Meters 2.43%
Semiconductors & Components 1.50%
Specialty Retail 1.67%
Truckers 3.47%
Exchange Traded Fund 2.53%
Short Term Investment 6.57%

Per the fee table in the May 16, 2018 prospectus, the Micro Cap Fund’s total annual operating expense ratio was 2.14% for Institutional Class shares.  The total annual operating expense ratio after fee waiver and/or reimbursement was 1.50%.  Please refer to the financial highlights for updated information regarding the Micro Cap Fund’s expense ratio.

Portfolio Composition is subject to change.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Shares		Value

COMMON STOCKS - 95.06%

Agriculture, Fishing & Ranching - 2.86%
8,335	Calavo Growers, Inc.	$ 770,988

Back Office Support, HR & Consulting - 5.67%
14,583	WNS Holdings Ltd. ADR (India) *	709,609
8,022	Maximus, Inc.	519,906
5,610	WageWorks, Inc. *	296,208
		1,525,723
Banks: Diversified - 1.90%
18,390	Centerstate Banks, Inc.	510,322

Banks: Savings/Thrifts & Mortgage Lending - 5.07%
43,022	Banc of California, Inc.	860,440
11,519	Legacy Texas Financial Group, Inc.	504,878
		1,365,318
Biotechnology - 6.35%
8,750	PRA Health Sciences, Inc. *	919,975
16,352	Repligen Corp. *	790,292
		1,710,267
Chemicals: Specialty - 2.12%
3,206	Quaker Chemical Corp.	569,193

Computer Services, Software & Systems - 14.03%
19,538	Pegasystems, Inc.	1,086,313
9,375	Qualys, Inc. *	816,562
18,733	MINDBODY, Inc. Class A *	699,678
20,954	Box, Inc. *	502,058
10,006	Mercury Systems, Inc. *	417,550
2,560	Ellie Mae, Inc. *	254,003
		3,776,164
Consumer Lending - 1.00%
1,125	LendingTree, Inc. *	268,650

Cosmetics - 4.13%
13,541	Inter Parfums, Inc.	815,168
20,559	e.l.f. Beauty, Inc. *	296,872
		1,112,040

* Non-income producing securities during the period.

ADR - American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

Diversified Materials & Processing - 3.20%
3,891	Cabot Microelectronics Corp.	$ 468,671
9,535	Insteel Industries, Inc.	392,175
		860,846
Engineering & Contracting Services - 1.60%
5,775	TopBuild Corp. *	428,967

Foods - 1.28%
2,376	J&J Snack Foods Corp.	344,425

Health Care Services - 7.16%
9,485	Bio Telemetry, Inc. *	497,962
6,625	Medidata Solutions, Inc. *	492,304
8,230	Tabula Rasa Healthcare, Inc. *	479,315
10,233	Cotiviti Holdings, Inc. *	456,801
		1,926,382
Manufactured Housing - 0.99%
1,260	Cavco Industries, Inc. *	267,687

Medical & Dental Instruments & Supplies - 4.57%
5,391	Cantel Medical Corp.	499,800
11,220	LeMaitre Vascular, Inc.	403,920
3,959	Neogen Corp. *	326,222
		1,229,942
Office Supplies Equipment - 2.90%
34,590	Knoll, Inc.	780,004

Oil: Crude Producers - 4.24%
24,460	WildHorse Resource Development Corp. *	536,408
26,810	Extraction Oil & Gas, Inc. *	405,367
18,652	Callon Petroleum Co. *	200,696
		1,142,471
Pharmaceuticals - 5.15%
14,540	Cambrex Corp. *	908,750
9,019	Supernus Pharmaceuticals, Inc. *	477,556
		1,386,306
Recreational Vehicles & Boats - 1.53%
10,948	Malibu Boats, Inc. *	411,535

Restaurants - 1.78%
13,636	Sonic Corp.	479,305

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

Semiconductors & Components - 4.05%
11,492	Integrated Device Technology, Inc. *	$ 395,670
2,460	Silicon Laboratories, Inc. *	234,315
13,525	MaxLinear, Inc. Class A *	234,118
7,507	Ceva, Inc. *	225,961
		1,090,064
Specialty Retail - 3.22%
9,727	SiteOne Landscape Supply, Inc. *	867,259

Textiles, Apparel & Shoes - 3.68%
18,335	Steven Madden Ltd.	991,007

Truckers - 4.51%
10,747	SAIA, Inc. *	809,786
18,494	Marten Transport, Ltd.	404,094
		1,213,880
Utilities: Telecommunications - 2.07%
10,731	Cogent Communications Holdings, Inc.	557,475

TOTAL FOR COMMON STOCKS (Cost $20,147,499) - 95.06%		25,586,220

SHORT-TERM INVESTMENT - 5.11%
1,376,097	First American Government Obligation Fund - Class Z 1.77% ** (Cost $1,376,097)	1,376,097

TOTAL INVESTMENTS (Cost $21,523,596) *** - 100.17%		26,962,317

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.17%)		(45,391)

NET ASSETS - 100.00%		$26,916,926

* Non-income producing securities during the period.

** The coupon rate shown represents the yield at July 31, 2018.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $21,588,069 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $6,028,809

Gross Unrealized Depreciation (Tax)          (654,561)

Total                                                         $5,374,248

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Shares		Value

COMMON STOCKS - 76.02%

Banks - 8.13%
6,340	J.P. Morgan Chase & Co.	$ 728,783
9,844	HSBC Holdings Plc. ADR (United Kingdom)	476,647
59,545	Intesa Sanpaolo SpA (Italy)	183,373
		1,388,803
Beverages - 0.82%
250,563	Thai Beverage PCL. (Thailand)	139,835

Biotechnology - 1.66%
3,075	Abbvie, Inc.	283,607

Capital Markets - 14.24%
38,436	Ares Capital Corp.	647,647
3,720	CME Group, Inc.	591,926
17,923	KKR & Co. Inc. Class A	490,732
9,080	Main Street Capital Corp. Class C	358,206
18,280	Golub Capital BDC, Inc.	344,578
		2,433,089
Chemicals - 5.70%
8,071	DowDuPont, Inc.	555,043
3,774	Lyondellbasell Industries NV Class A	418,122
		973,165
Diversified Telecommunication Services - 5.31%
278,140	HKT Trust & HKT, Ltd. (Hong Kong)	371,359
6,147	Verizon Communications, Inc.	317,431
5,181	BCE, Inc. (Canada)	219,090
		907,880
Electric Utilities - 0.90%
27,673	Enel Spa (Italy)	154,329

Energy Equipment & Services - 1.68%
35,050	Ocean Yield ASA (Norway)	287,197

Food Products - 1.28%
10,033	Marine Harvest ASA (Norway)	219,164

Hotels, Restaurants & Leisure - 4.20%
9,970	Las Vegas Sands Corp.	716,843

ADR - American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

Insurance - 4.97%
73,290	Insurance Australia Group (Australia)	$ 437,466
2,570	Swiss RE AG ORD (Switzerland)	235,591
795	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	176,369
		849,426
Marine - 1.16%
28,660	Costamare, Inc. ADR (Monaco)	198,900

Metals & Mining- 2.73%
8,410	Rio Tinto PLC. ADR (United Kingdom)	466,755

Oil, Gas & Consumable Fuels - 5.30%
16,278	Royal Dutch Shell Plc. B (United Kingdom)	570,545
4,104	Exxon Mobil Corp.	334,517
		905,062
Real Estate Management & Development - 2.18%
262,001	New World Development (Hong Kong)	373,177

Semiconductors & Semiconductor Equipment - 5.37%
9,645	Intel Corp.	463,925
10,999	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	453,269
		917,194
Software - 4.49%
7,230	Microsoft Corp.	766,958

Specialty Retail - 3.79%
3,276	Home Depot, Inc.	647,076

Wireless Telecommunication Services - 2.11%
26,890	Tele2 AB (Sweden)	361,084

TOTAL FOR COMMON STOCKS (Cost $11,147,801) - 76.02%		12,989,544

REAL ESTATE INVESTMENT TRUSTS - 12.75%

Equity Real Estate Investment Trust- 5.56%
8,289	Prologis, Inc.	543,924
200,936	Ascendas Real Estate Investment Trust (Singapore)	405,766
		949,690

ADR - American Depositary Receipts.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

Mortgage Real Estate Investment Trust- 7.19%
20,352	Blackstone Mortgage Trust, Inc. Class A	$ 674,465
24,304	Starwood Property Trust, Inc.	555,103
		1,229,568

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $2,034,365) - 12.75%		2,179,258

PREFERRED STOCKS - 0.89%

Capital Markets - 0.89%
6,660	Goldman Sachs Group, Inc. 4.000% Perpetual	152,314

TOTAL FOR PREFERRED STOCKS (Cost $157,824) - 0.89%		152,314

MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS - 6.87%

Capital Markets - 4.09%
16,150	Blackstone Group, L.P.	563,958
5,561	Carlyle Group L.P.	135,410
		699,368
Electric Utilities - 2.78%
11,604	Brookfield Infrastructure Partners, L.P. (Bermuda)	475,068

TOTAL FOR MASTER LIMITED PARTNERSHIPS & PUBLICLY TRADED PARTNERSHIPS (Cost $851,145) - 6.87%		1,174,436

SHORT-TERM INVESTMENT - 3.58%
612,149	First American Government Obligation Fund - Class Z 1.77% ** (Cost $612,149)	612,149

TOTAL INVESTMENTS (Cost $14,803,284) *** - 100.11%		17,107,701

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.11%)		(19,439)

NET ASSETS - 100.00%		$17,088,262

** The coupon rate shown represents the yield at July 31, 2018.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $14,800,746 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $2,488,582

Gross Unrealized Depreciation (Tax)          (181,627)

Total                                                         $2,306,955

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2018

Shares		Value

COMMON STOCKS - 91.11%

Agriculture Fishing & Ranching - 1.31%
2,079	Calavo Growers, Inc.	$ 192,307

Banks: Diversified - 9.88%
28,090	Capstar Financial Holdings, Inc.	502,811
8,260	Allegiance Bancshares, Inc. *	371,287
7,365	Guaranty Bancorp	221,318
19,585	MBT Financial Corp.	223,269
4,674	CenterState Banks Corp.	129,704
		1,448,389
Biotechnology - 3.46%
7,575	ANI Pharmaceuticals, Inc. *	507,146

Building Materials - 1.72%
10,520	PGT Innovations, Inc. *	252,480

Communications Technology - 2.76%
25,415	Quantenna Communications, Inc. *	404,861

Computer Services, Software & Systems - 11.88%
36,855	Simulations Plus, Inc.	654,176
12,580	QAD, Inc.	626,484
14,920	OneSpan, Inc. *	243,196
10,260	Reis, Inc.	219,051
		1,742,907
Diversified Materials & Processing - 3.89%
13,870	Insteel Industries, Inc.	570,473

Electronic Components - 1.75%
2,400	NVE Corp.	256,368

Health Care Services - 4.98%
12,540	Tabula Rasa HealthCare, Inc. *	730,330

Homebuilding - 3.85%
58,195	Green Brick Partners, Inc. *	564,491

Medical & Dental Instruments & Supplies - 5.76%
14,770	LeMaitre Vascular, Inc.	531,720
3,235	Utah Medical Products, Inc.	313,795
		845,515

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

Medical Equipment - 8.25%
21,780	iRadimed Corp. *	$ 500,940
8,565	Tactile Systems Technology, Inc. *	411,720
20,600	Lantheus Holdings, Inc. *	297,670
		1,210,330
Medical Services - 2.10%
21,970	NeoGenomics, Inc. *	307,580

Metal Fabricating - 3.46%
5,500	Omega Flex, Inc.	507,540

Oil: Crude Producers - 3.32%
28,070	Ring Energy, Inc. *	346,945
6,840	Panhandle Oil and Gas, Inc.	139,536
		486,481
Recreational Vehicles & Boats - 4.35%
16,970	Malibu Boats, Inc. *	637,902

Restaurants - 3.02%
41,353	J. Alexander's Holdings, Inc. *	442,477

Scientific Instruments: Control & Filter - 4.38%
40,640	NAPCO Security Technologies, Inc. *	642,112

Scientific Instruments: Electrical - 1.92%
6,145	Allied Motion Technologies, Inc.	281,933

Scientific Instruments: Gauges & Meters - 2.43%
1,760	Mesa Laboratories, Inc.	355,925

Semiconductors & Components - 1.50%
7,315	Ceva, Inc. *	220,181

Specialty Retail - 1.67%
3,825	America's Car-Mart, Inc. *	244,800

Truckers - 3.47%
17,575	Covenant Transportation Group, Inc. *	509,324

TOTAL FOR COMMON STOCKS (Cost $14,155,209) - 91.11%		13,361,852

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2018

Shares		Value

EXCHANGE TRADED FUND - 2.53%
1,790	iShares Russell 2000 Growth ETF	$ 371,515

TOTAL FOR EXCHANGE TRADED FUND (Cost $379,948) - 2.53%		371,515

SHORT TERM INVESTMENT - 6.57%
963,627	First American Government Obligation Fund - Class Z 1.77% ** (Cost $963,627)	963,627

TOTAL INVESTMENTS (Cost $15,498,784) *** - 100.21%		$ 14,696,994

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.21%)		(30,916)

NET ASSETS - 100.00%		$ 14,666,078

** The coupon rate shown represents the yield at July 31, 2018.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $15,499,991 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $    223,392

Gross Unrealized Depreciation (Tax)       (1,026,389)

Total                                                         $  (802,997)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2018

Assets:	Small Cap Fund	Quest for Income and Growth Fund	Micro Cap Fund
Investments In Securities, At Value (Cost $21,523,596, $14,803,284, and $15,498,784, respectively)	$26,962,317	$17,107,701	$14,696,994
Cash	19,439	-	-
Receivables:
Dividends and Interest	3,795	24,940	7,963
Shareholder Subscriptions	21,790	-	-
Securities Sold	200,259	-	54,231
Advisory Fees	-	-	641
Offering Costs	-	-	6,964
Prepaid Expenses	958	754	342
Total Assets	27,208,558	17,133,395	14,767,135
Liabilities:
Payables:
Advisory Fees	12,179	9,408	-
Audit Fees	21,175	27,476	18,975
Distribution (12b-1) Fees	-	179	-
Shareholder Redemptions	6,475	-	-
Securities Purchased	242,027	-	78,727
Other Expenses	9,776	8,070	3,355
Total Liabilities	291,632	45,133	101,057
Net Assets	$26,916,926	$17,088,262	$14,666,078

Net Assets Consist Of:
Paid In Capital	$18,967,575	$16,098,267	$15,442,064
Accumulated Net Investment Loss	(19,284)	(4,461)	(5,717)
Accumulated Realized Gain (Loss) On Investments	2,529,914	(1,309,961)	31,521
Unrealized Appreciation (Depreciation) In Value of Investments	5,438,721	2,304,417	(801,790)
Net Assets	$26,916,926	$17,088,262	$14,666,078

Net Asset Value Per Share

Investor Class:

Net Assets		$ 1,234,232
Shares Outstanding (unlimited number of shares authorized with no par value)		97,635
Net Asset Value, Redemption Price And Offering Price Per Share		$ 12.64

Institutional Class:

Net Assets	$26,916,926	$15,854,030	$14,666,078
Shares Outstanding (unlimited number of shares authorized with no par value)	1,367,485	1,241,300	1,467,639
Net Asset Value, Redemption Price And Offering Price Per Share	$ 19.68	$ 12.77	$ 9.99

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED JULY 31, 2018

Investment Income:	Small Cap Fund	Quest for Income and Growth Fund	Micro Cap Fund *
Dividends (net of foreign withholding of $0, $50,396 & $0, respectively)	$ 154,193	$ 647,305	$ 5,703
Distributions Received From Master Limited Partnerships	-	58,935	-
Interest	11,388	6,394	2,488
Total Investment Income	165,581	712,634	8,191

Expenses:
Advisory Fees (Note 4)	247,989	167,849	11,590
Distribution (12b-1) Fees - Investor Class	-	3,269	-
Audit Fees	21,834	28,105	18,975
Transfer Agent & Accounting Fees	35,755	37,033	1,803
Registration Fees	2,459	230	-
Custody Fees	7,061	9,566	451
Insurance Fees	5,861	3,962	2
Trustee Fees	2,708	2,708	417
Printing Fees	1,074	907	231
NASDAQ Fees	614	1,225	58
Offering Costs	-	-	1,236
Organizational Fees	-	-	1,209
Miscellaneous Fees	2,262	2,531	140
Legal Fees	22,234	14,894	1,650
Total Expenses	349,851	272,279	37,762
Advisory Fees Waived and/or Reimbursed (Note 4)	(77,063)	(84,377)	(23,854)
Net Expenses	272,788	187,902	13,908

Net Investment Income (Loss)	(107,207)	524,732	(5,717)

Realized And Unrealized Gain (Loss) On Investments:
Realized Gain On Investments	3,531,340	158,317	31,521
Net Change In Unrealized Appreciation (Depreciation) On Investments	1,106,761	598,108	(801,790)
Net Realized And Unrealized Gain (Loss) On Investments	4,638,101	756,425	(770,269)

Net Increase (Decrease) In Net Assets Resulting From Operations	$ 4,530,894	$ 1,281,157	$(775,986)

* For the period ended June 6, 2018 (commencement of investment operations) through July 31, 2018.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2018	7/31/2017
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (107,207)	$ (121,218)
Net Realized Gain On Investments	3,531,340	2,981,851
Net Change In Unrealized Appreciation On Investments	1,106,761	235,535
Net Increase In Net Assets Resulting From Operations	4,530,894	3,096,168

Distributions To Shareholders:
Realized Gains	(1,883,290)	(1,897,049)
Total Distributions Paid To Shareholders	(1,883,290)	(1,897,049)

Capital Share Transactions (Note 5)	867,001	(4,922,843)

Total Increase (Decrease) In Net Assets	3,514,605	(3,723,724)

Net Assets:
Beginning Of Year	23,402,321	27,126,045

End Of Year (Including Accumulated Net Investment Income (Loss)	$ 26,916,926	$ 23,402,321
Of $(19,284) And $0, Respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2018	7/31/2017
Increase In Net Assets From Operations:
Net Investment Income	$ 524,732	$ 429,869
Net Realized Gain On Investments	158,317	661,331
Net Change In Unrealized Appreciation On Investments	598,108	141,177
Net Increase In Net Assets Resulting From Operations	1,281,157	1,232,377

Distributions To Shareholders:
Net Investment Income:
Investor Class	(44,271)	(37,462)
Institutional Class	(537,423)	(427,943)
Return Of Capital:
Investor Class	(12,564)	(22,299)
Institutional Class	(136,459)	(207,975)
Total Distributions Paid To Shareholders	(730,717)	(695,679)

Capital Share Transactions (Note 5)	749,219	540,078

Total Increase In Net Assets	1,299,659	1,076,776

Net Assets:
Beginning Of Year	15,788,603	14,711,827

End Of Year (Including Accumulated Net Investment Income (Loss)	$ 17,088,262	$ 15,788,603
Of $(4,461) And $58,592, Respectively)

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period *
Ended
7/31/2018
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (5,717)
Net Realized Gain On Investments	31,521
Net Change In Unrealized Depreciation On Investments	(801,790)
Net Decrease In Net Assets Resulting From Operations	(775,986)

Capital Share Transactions (Note 5)	15,442,064

Total Increase In Net Assets	14,666,078

Net Assets:
Beginning Of Period	-

End Of Period (Including Accumulated Net Investment Loss of $(5,717)	$ 14,666,078

* For the period ended June 6, 2018 (commencement of investment operations) through July 31, 2018.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2018	7/31/2017	7/31/2016	7/31/2015	7/31/2014

Net Asset Value, At Beginning of Period	$ 17.75	$ 16.72	$ 17.69	$ 15.86	$ 15.33

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.08)	(0.09)	(0.10)	(0.06)	(0.13)
Net Gain On Securities (Realized And Unrealized)	3.44	2.67	0.17	3.29	0.77
Total From Investment Operations	3.36	2.58	0.07	3.23	0.64

Distributions:
Realized Gains	(1.43)	(1.55)	(1.04)	(1.40)	(0.11)
Total From Distributions	(1.43)	(1.55)	(1.04)	(1.40)	(0.11)

Net Asset Value, At End Of Period	$ 19.68	$ 17.75	$ 16.72	$ 17.69	$ 15.86

Total Return **	19.77%	16.01%	0.87%	21.40%	4.17%

Ratios/Supplemental Data:
Net Assets At End Of Period (Thousands)	$ 26,917	$ 23,402	$ 27,126	$ 25,441	$ 18,719
Before Waivers
Ratio Of Expenses To Average Net Assets	1.41%	1.41%	1.38%	1.39%	1.49%
After Waivers
Ratio Of Expenses To Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio Of Net Investment Loss To Average Net Assets	(0.43)%	(0.51)%	(0.65)%	(0.33)%	(0.78)%
Portfolio Turnover	49.21%	64.06%	51.76%	68.50%	79.29%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INVESTOR CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2018	7/31/2017	7/31/2016	7/31/2015	7/31/2014

Net Asset Value, At Beginning Of Year	$ 12.24	$ 11.87	$ 12.06	$ 12.98	$ 12.65

Income From Investment Operations:
Net Investment Income *	0.36	0.30	0.32	0.38	0.71
Net Gain (Loss) On Securities (Realized And Unrealized)	0.60	0.61	(0.16)	(0.84)	0.48
Total From Investment Operations	0.96	0.91	0.16	(0.46)	1.19

Distributions:
Net Investment Income	(0.44)	(0.34)	(0.30)	(0.46)	(0.76)
Realized Gains	-	-	-	-	(0.10)
Return Of Capital	(0.12)	(0.20)	(0.05)	-	-
Total From Distributions	(0.56)	(0.54)	(0.35)	(0.46)	(0.86)

Net Asset Value, At End Of Year	$ 12.64	$ 12.24	$ 11.87	$ 12.06	$ 12.98

Total Return **	7.97%	7.91%	1.47%	(3.68)%	9.49%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 1,234	$ 1,269	$ 1,310	$ 1,356	$ 1,718
Before Waivers
Ratio Of Expenses To Average Net Assets	1.89%	1.94%	2.04%	2.14%	2.24%
After Waivers
Ratio Of Expenses To Average Net Assets	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio Of Net Investment Income To Average Net Assets	2.87%	2.58%	2.82%	3.01%	5.45%
Portfolio Turnover	50.62%	91.08%	90.56%	36.85%	38.63%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER QUEST FOR INCOME & GROWTH FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Years Ended
	7/31/2018	7/31/2017	7/31/2016	7/31/2015	7/31/2014

Net Asset Value, At Beginning Of Year	$ 12.33	$ 11.93	$ 12.10	$ 13.02	$ 12.61

Income (Loss) From Investment Operations:
Net Investment Income *	0.40	0.34	0.34	0.41	0.77
Net Gain (Loss) On Securities (Realized And Unrealized)	0.60	0.60	(0.15)	(0.85)	0.46
Total From Investment Operations	1.00	0.94	0.19	(0.44)	1.23

Distributions:
Net Investment Income	(0.45)	(0.36)	(0.31)	(0.48)	(0.72)
Realized Gains	-	-	-	-	(0.10)
Return Of Capital	(0.11)	(0.18)	(0.05)	-	-
Total From Distributions	(0.56)	(0.54)	(0.36)	(0.48)	(0.82)

Net Asset Value, At End of Year	$ 12.77	$ 12.33	$ 11.93	$ 12.10	$ 13.02

Total Return **	8.24%	8.18%	1.72%	(3.47)%	9.84%

Ratios/Supplemental Data:
Net Assets At End Of Year (Thousands)	$ 15,854	$ 14,520	$ 13,402	$ 14,150	$ 15,702
Before Waivers
Ratio Of Expenses To Average Net Assets	1.60%	1.64%	1.64%	1.60%	1.74%
After Waivers
Ratio Of Expenses To Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio Of Net Investment Income To Average Net Assets	3.15%	2.83%	3.05%	3.23%	5.93%
Portfolio Turnover	50.62%	91.08%	90.56%	36.85%	38.63%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period Ended (b)
	7/31/2018

Net Asset Value, At Beginning of Period	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Loss *	(0.01)
Net Gain On Securities (Realized And Unrealized)	0.00	***
Total From Investment Operations	(0.01)

Net Asset Value, At End Of Period	$ 9.99

Total Return **	(0.10)%

Ratios/Supplemental Data:
Net Assets At End Of Period (Thousands)	$ 14,666
Before Waivers
Ratio Of Expenses To Average Net Assets	0.59%	(a)
After Waivers
Ratio Of Expenses To Average Net Assets	0.22%	(a)
Ratio Of Net Investment Loss To Average Net Assets	(0.09)%	(a)
Portfolio Turnover	3.05%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) For period from 06/06/18 to 07/31/18.  For the total annual fund operating expenses after fee waiver and or reimbursement, please refer to the prospectus.

(b) Period ended June 6, 2018 (commencement of investment operations) through July 31, 2018.

The accompanying notes are an integral part of these financial statements.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2018

Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of four series:  Ranger Small Cap Fund, Ranger International Fund, Ranger Quest for Income and Growth Fund, and Ranger Micro Cap Fund (previously named the Ranger Mid Cap Fund).  The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of Ranger Small Cap Fund, Ranger Quest for Income and Growth Fund, and Ranger Micro Cap Fund (collectively, the “Funds”). Ranger International Fund is not currently available for sale.  Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation.  Ranger Quest for Income and Growth Fund (“Income and Growth Fund”) is a diversified portfolio with an investment objective of seeking long term growth of capital while providing current income.  Ranger Micro Cap Fund (“Micro Cap Fund”) is a diversified portfolio with an investment objective of seeking long-term capital appreciation.  Each Fund offers Institutional Class Shares and Investor Class Shares.  The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”).  Currently, the Small Cap Fund and Micro Cap Fund do not offer its Investor Class shares for sale.  The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (the “Small Cap Adviser” and “Micro Cap Adviser”) and Ranger International Management, L.P, (the “Income and Growth Adviser”) serve as investment advisers (the “Advisers”) to Small Cap Fund, Micro Cap Fund and Quest for Income and Growth Fund, respectively.

Note 2.  Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Fund-level income and expenses, and realized and unrealized capital gains and losses are allocated to each share class based on their relative net asset within the Funds. Class-specific expenses are allocated to that share class. Trust expenses for all funds are allocated to each fund based on their relative net asset within the trust or allocated based on the number of funds within the trust.

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

its shareholders.  The Funds intend to distribute their capital gains, if any, annually.  Therefore, no provision for federal income taxes is required.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Throughout the year ended July 31, 2018, the officers of the Trust have analyzed the Funds’ tax positions, and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Funds’ open tax years or expected to be taken in the Funds’ 2018 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended July 31, 2018, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  For financial reporting purposes the treatment of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Micro, Small and Medium Capitalization Risk:  Micro, small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.  The prices of securities of micro, small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies.  Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Foreign Exchange Rate Risk:  Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk:  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Return of Capital Estimates:  Distributions received from a Fund’s investments in Real Estate Investments Trusts (REITs) and Master Limited Partnerships (MLPs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT, each MLP and other industry sources. These estimates may subsequently be revised based on information received from REITs and MLPs after their tax reporting periods are concluded.

Share Valuation:  The net asset value per share of each class of shares for Small Cap Fund, Income and Growth Fund, and Micro Cap Fund are calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap Fund, Income and Growth Fund, and Micro Cap Fund is equal to the net asset value per share.

Share Class Accounting:  Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has proportionate rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees, whereas Institutional Class shares are not.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates.  Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date.  Adjustments arising from foreign currency transactions are reflected in the statement of operations.

The Funds do not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

market prices of investments held.  Such fluctuations are included in net realized and unrealized gain on investments in the statement of operations.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds’ that have not yet occurred.  Based on experience, the Funds would expect the risk of loss to be remote.

Transfer Agent Agreement and Accounting Services Agreement:  Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agency and Service Agreement with the Trust. Under the Transfer Agency and Service Agreement, MSS provides all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to a Fund Accounting Services Agreement with the Trust.   As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average net asset value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2018, the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund incurred $35,755, $37,033, and $1,803 in Transfer Agent and Accounting fees, respectively.  At July 31, 2018, the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund owed $3,442, $3,083, and $1,178 in Transfer Agent and Accounting fees, respectively.  The Transfer Agent and Accounting fees are included in the Other Expenses Liability.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets.   Institutional Class shares of the Funds are not subject to a 12b-1 fee, and do not have a Rule 12b-1 plan.    Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Rafferty Capital Markets, LLC served as the principal underwriter and national distributor for the shares of the Trust,  until November 10, 2017.   As of November 10, 2017, Foreside Fund Services, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement").

The Trust and the Advisers are not affiliated with the Distributor, or Rafferty Capital Markets, LLC.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

For the year ended July 31, 2018, the Income and Growth Fund, Investor Class shares, accrued $3,269 in distribution fees.  At July 31, 2018, the Income and Growth Fund, Investor Class shares, owed $179 in distribution fees.

Note 3. Security Valuations

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, preferred stock, exchange traded fund/notes and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized as Level 3.

The Income and Growth Fund may invest in publicly traded partnership interests (“PTPs”) and master limited partnership interests (“MLPs”), a subset of PTPs.  PTPs are limited partnerships, the interests in which are known as “units.” PTP units typically trade publicly, like common stocks, and thus may provide the investor more liquidity than ordinary limited partnerships.  Generally, these securities will be classified as Level 1 of value hierarchy.

Money market funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$25,586,220	$ -	$ -	$25,586,220
Short Term Investment	1,376,097	-	-	1,376,097
Total	$26,962,317	$ -	$ -	$26,962,317

The following table presents information about the Income and Growth Fund’s investments measured at fair value as of July 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$12,989,544	$ -	$ -	$12,989,544
Real Estate Investment Trusts	2,179,258	-	-	2,179,258
Preferred Stocks	152,314	-	-	152,314
Master Limited Partnerships & Publicly Traded Partnerships	1,174,436	-	-	1,174,436
Short Term Investment	612,149	-	-	612,149
Total	$17,107,701	$ -	$ -	$17,107,701

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

The following table presents information about the Micro Cap Fund’s investments measured at fair value as of July 31, 2018:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$13,361,852	$ -	$ -	$13,361,852
Exchange Traded Fund	371,515	-	-	371,515
Short Term Investment	963,627	-	-	963,627
Total	$14,696,994	$ -	$ -	$14,696,994

The Funds did not hold any Level 2 or Level 3 assets during the year ended July 31, 2018.  Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments.  The Funds also did not have transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2018.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the year ended July 31, 2018.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Investment Management Agreements (“Advisory Agreements”) between the applicable Adviser and the Trust, the Small Cap Fund’s Adviser and the Income and Growth Fund’s Adviser, respectively, are entitled to investment advisory fees, computed daily and payable monthly of 1.0% per annum of the average daily net assets of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund, respectively.  Pursuant to the Advisory Agreement the Micro Cap Fund’s Adviser is entitled to investment advisory fees, computed daily and payable monthly of 1.25% per annum of the average daily net assets of Micro Cap Fund.  For the year ended July 31, 2018, the Advisers earned $247,989, $167,849, and $11,590 from the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund, respectively.  For the year ended July 31, 2018, the Advisers waived and or reimbursed $77,063, $84,377, and $23,854 in expenses from the Small Cap Fund, Income and Growth Fund and Micro Cap Fund, respectively.  At July 31, 2018, the Advisers were owed $12,179 and $9,408 from the Small Cap Fund and Income and Growth Fund, respectively.  At July 31, 2018, the Advisers owed the Micro Cap Fund $641.

The Small Cap Fund’s Adviser, Income and Growth Fund’s Adviser, and Micro Cap Fund’s Adviser, have each entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby the Advisers have agreed to reduce their fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes and extraordinary expenses) of Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund will not exceed 1.10% and 1.10%, respectively, until November 30, 2018.  The Micro Cap Fund's Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until June 30, 2019, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, Acquired Fund Fees and Expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets.   The Small Cap Fund’s Adviser, Income and Growth Fund’s Adviser, and Micro Cap Fund’s Adviser may recoup any waived amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the respective adviser incurred the expenses.  As of July 31, 2018, the Small Cap Fund’s Adviser is able to recapture $215,559 in expenses pursuant to the Expense Limitation Agreement for the Small Cap Fund.  As of July 31, 2018, the Income and Growth Fund’s Adviser is entitled to recapture $245,785 in expenses pursuant to the Expense Limitation Agreement for the Income and Growth Fund.  As of July 31, 2018, the Micro Cap Fund’s Adviser is entitled to recapture $23,854 in expenses pursuant to the Expense Limitation Agreement for the Micro Cap Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Income and Growth Fund	Micro Cap Fund
July 31, 2016	July 31, 2019	$65,870	$ 77,825	N/A
July 31, 2017	July 31, 2020	$72,626	$ 83,583	N/A
July 31, 2018	July 31, 2021	$77,063	$ 84,377	$23,854

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings.   The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee.  None of the executive officers receive compensation from the Trust.

Note 5. Capital Share Transactions

At July 31, 2018, there were unlimited shares authorized at no par value for the Ranger Funds Investment Trust (which includes the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund).  Paid in capital for the year ended July 31, 2018 amounted to $18,967,575, $16,098,267, and $15,442,064 for the Small Cap Fund, Income and Growth Fund, and Micro Cap Fund, respectively.  The following table summarizes transactions in capital for each respective period or year:

Small Cap Fund – Institutional Class	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	199,525	$ 3,752,492	199,700	$ 3,423,283
Shares Reinvested	57,758	1,029,828	58,467	974,649
Shares Redeemed	(208,260)	(3,915,319)	(561,916)	(9,320,775)
Net Increase (Decrease)	49,023	$867,001	(303,749)	$(4,922,843)

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Income and Growth Fund – Investor Class	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	12,138	$ 151,781	13,420	$ 157,829
Shares Reinvested	4,572	56,835	5,077	59,761
Shares Redeemed	(22,796)	(290,836)	(25,182)	(297,712)
Net Decrease	(6,086)	$(82,220)	(6,685)	$ (80,122)

Income and Growth Fund – Institutional Class	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Shares Sold	177,151	$2,288,117	140,689	$1,650,715
Shares Reinvested	51,157	641,491	52,263	619,540
Shares Redeemed	(164,973)	(2,098,169)	(138,440)	(1,650,055)
Net Increase	63,335	$ 831,439	54,512	$ 620,200

Micro Cap Fund – Institutional Class	For the Period June 6, 2018 (Commencement of Investment Operations) Through July 31, 2018
	Shares	Amount
Shares Sold	1,467,639	$15,442,064
Shares Reinvested	-	-
Shares Redeemed	(-)	(-)
Net Increase	1,467,639	$15,442,064

The Small Cap Fund and Micro Cap Fund have not issued Investor Class shares.

Note 6. Investments

Small Cap Fund

For the year ended July 31, 2018, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $11,757,821 and $13,772,239, respectively.

Income and Growth Fund

For the year ended July 31, 2018, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $8,391,573 and $8,205,113, respectively.

Micro Cap Fund

For the period ended July 31, 2018, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $14,723,459 and $219,823, respectively.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Note 7. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2018, a long-term capital gain distribution of $1.367292 per share, and a short-term capital gain distribution of $0.063486 per share, was paid on December 28, 2017, for shareholders on record as of December 27, 2017, for a total distribution of $1,883,290.

The tax character of distributions paid during the year ended July 31, 2018, was as follows:

Capital Gain

$ 1,779,725

Ordinary Income

     $ 83,565

During the year ended July 31, 2017, a long-term capital gain distribution of $1.52845 per share, and a short-term capital gain distribution of $0.01790 per share, was paid on December 29, 2016, for shareholders on record as of December 28, 2016, for a total distribution of $1,897,049.

The tax character of distributions paid during the year ended July 31, 2017, was as follows:

Capital Gain

$ 1,897,049

During the year ended July 31, 2017, a long-term capital gains in the amount of $579,365, and ordinary income in the amount of $37,637, were distributed in connection with Small Cap Fund share redemptions.

As of July 31, 2018, for tax purposes the Small Cap Fund’s undistributed net investment income was $107,659, which includes $126,943 of short term capital gains. Additionally, the Small Cap Fund has elected to defer 2016 post October capital losses of $0, and its accumulated net realized gain on investments is $2,467,442.  The Small Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Small Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share.  Accordingly, during the year ended July 31, 2018, amounts have been reclassified to reflect an increase in undistributed net investment income of $87,923, and a corresponding decrease in accumulated net realized gain from investments of $87,923, which primarily resulted from net operating losses.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

Income and Growth Fund

Investor Class

During the year ended July 31, 2018, an ordinary income distribution of $0.1350 per share, was paid on September 28, 2017, for shareholders on record as of September 27, 2017 for a total distribution of $14,030.  An ordinary income distribution of $0.078048 per share, and a return of capital distribution of $0.061952 per share were paid on December 28, 2017, for shareholders on record as of December 27, 2017, for a total distribution of $14,813.  An ordinary income distribution of $0.09335 per share, a return of capital distribution of $0.04665 per share, were paid on March 28, 2018, for shareholders on record as of March 27, 2018, for a total distribution of $14,297.  An ordinary income distribution of $0.12818 per share, a return of capital distribution of $0.01282 per share, were paid on June 28, 2018, for shareholders on record as of June 27, 2018, for a total distribution of $13,695.

The tax character of distributions paid during the year ended July 31, 2018, was as follows:

Ordinary Income

$   44,271

Return of Capital

$   12,564

During the year ended July 31, 2017, an ordinary income distribution of $0.1330 per share was paid on June 29, 2017, for shareholders on record as of June 28, 2017 for a total distribution of $13,920.  An ordinary income distribution of $0.09707 per share, a return of capital distribution of $0.03425 per share, were paid on March 30, 2017, for shareholders on record as of March 29, 2017, for a total distribution of $14,428. An ordinary income distribution of $0.06286 per share, a return of capital distribution of $0.07408 per share, were paid on September 29, 2016, for shareholders on record as of September 28, 2016, for a total distribution of $15,653. An ordinary income distribution of $0.04945 per share, a return of capital distribution of $0.08748 per share, were paid on December 29, 2016, for shareholders on record as of December 28, 2016, for a total distribution of $15,760.

The tax character of distributions paid during the year ended July 31, 2017, was as follows:

Ordinary Income

$   37,462

Return of Capital

$   22,299

Institutional Class

During the year ended July 31, 2018, an ordinary income distribution of $0.1350 per share, was paid on September 28, 2017, for shareholders on record as of September 27, 2017 for a total distribution of $156,219.  An ordinary income distribution of $0.086448 per share, and a return of capital distribution of $0.053552 per share were paid on December 28, 2017, for shareholders on record as of December 27, 2017, for a total distribution of $165,481.  An ordinary income distribution of $0.10364 per share, a return of capital distribution of $0.03636 per share, were paid on March 28, 2018, for

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

shareholders on record as of March 27, 2018, for a total distribution of $177,062.  An ordinary income distribution of $0.11912 per share, a return of capital distribution of $0.02188 per share, were paid on June 28, 2018, for shareholders on record as of June 27, 2018, for a total distribution of $175,120.

The tax character of distributions paid during the year ended July 31, 2018, was as follows:

Ordinary Income

$   537,423

Return of Capital

$   136,459

During the year ended July 31, 2017, an ordinary income distribution of $0.1330 per share was paid on June 29, 2017, for shareholders on record as of June 28, 2017 for a total distribution of $156,109.  An ordinary income distribution of $0.10530 per share, a return of capital distribution of $0.02648 per share, were paid on March 30, 2017, for shareholders on record as of March 29, 2017, for a total distribution of $159,254.  An ordinary income distribution of $0.06867 per share, a return of capital distribution of $0.07052 per share, were paid on September 29, 2016, for shareholders on record as of September 28, 2016, for a total distribution of $159,361. An ordinary income distribution of $0.05734 per share, a return of capital distribution of $0.08279 per share, were paid on December 29, 2016, for shareholders on record as of December 28, 2016, for a total distribution of $161,194.

The tax character of distributions paid during the year ended July 31, 2017, was as follows:

Ordinary Income

$   427,943

Return of Capital

$   207,975

As of July 31, 2018, for tax purposes the Income and Growth Fund’s accumulated net investment loss was $1,327,103, which includes $1,322,642 of short term capital loss and its undistributed realized loss (“capital loss carryforward”) on investments was $44,232. These capital loss carryforward amounts have no expiration. The Income & Growth Fund has elected to defer 2017 post October capital losses of $0.  The Income and Growth Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2018, amounts have been reclassified to reflect an increase in accumulated net investment loss of $6,091 and a corresponding decrease in accumulated net realized loss from investments of $6,091, primarily resulting from distributions from partnership investments.

Micro Cap Fund

No distributions were paid from June 6, 2018 (commencement of investment operations) through July 31, 2018.

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2018

As of July 31, 2018, for tax purposes the Micro Cap Fund’s undistributed net investment income was $37,757, which includes $32,728 of short term capital gains. Additionally, the Micro Cap Fund has elected to defer 2016 post October capital losses of $0, and its accumulated net realized gain on investments is $0.  The Micro Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.  In addition, the Micro Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share, however there were no such reclassifications as of July 31, 2018.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of July 31, 2018, R. E. Smith Sub S Trust, held approximately 41.73% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund.  As of July 31, 2018, Charles Schwab & Co., Inc., held in omnibus accounts for the benefit of others, approximately 59.05% of the voting securities of the Income and Growth Fund and may be deemed to control the Income and Growth Fund.  As of July 31, 2018, Little Woody Ltd., held approximately 30.64% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund.  As of July 31, 2018, Dortmund Ltd., held approximately 29.73% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund.  As of July 31, 2018, Ranger Multi-Strategy Ltd. (a related party), held approximately 25.26% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund.

Note 9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance of these financial statements and has noted no such events requiring disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Ranger Funds Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ranger Small Cap Fund, Ranger Quest for Income and Growth Fund, and Ranger Micro Cap Fund (formerly Ranger Mid Cap Fund), (collectively, the Funds), each a series of Ranger Funds Investment Trust (the Trust), including the schedules of investments, as of July 31, 2018, the related statements of operations for the year then ended for Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund and for the period from June 6, 2018 (commencement of operations) through July 31, 2018, for Ranger Micro Cap Fund, the statements of changes in net assets for each of the years in the two-year period then ended for Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund and for the period from June 6, 2018 (commencement of operations) through July 31, 2018, for Ranger Micro Cap Fund, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended for Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund and for the period from June 6, 2018 (commencement of operations) through July 31, 2018, for Ranger Micro Cap Fund. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the statements of assets and liabilities of the Funds as of July 31, 2018, the results of their operations for the year then ended for Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund and for the period from June 6, 2018 (commencement of operations) through July 31, 2018, for Ranger Micro Cap Fund, the changes in their net assets for each of the years in the two-year period then ended for Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund and for the period from June 6, 2018 (commencement of operations) through July 31, 2018, for Ranger Micro Cap Fund, and the financial highlights for each of the years in the five-year period then ended for Ranger Small Cap Fund and Ranger Quest for Income and Growth Fund and for the period from June 6, 2018 (commencement of operations) through July 31, 2018, for Ranger Micro Cap Fund, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Funds since 2014.

Denver, Colorado
September 24, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION

JULY 31, 2018 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur ongoing costs which typically consist of management fees, 12b-1 fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2018 through July 31, 2018 for Ranger Small Cap Fund, and Ranger Quest for Income & Growth Fund, Investor Class and Institutional Class, and the actual period of June 6, 2018 through July 31, 2018, for the Ranger Micro Cap Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2018	July 31, 2018	February 1, 2018 to July 31, 2018

Actual	$1,000.00	$1,095.77	$5.72
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2018 (UNAUDITED)

Ranger Quest for Income and Growth Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2018	July 31, 2018	February 1, 2018 to July 31, 2018

Actual	$1,000.00	$971.51	$6.60
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ranger Quest for Income and Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2018	July 31, 2018	February 1, 2018 to July 31, 2018

Actual	$1,000.00	$973.23	$5.38
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ranger Micro Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2018	July 31, 2018	February 1, 2018 to July 31, 2018

Actual	$1,000.00	$999.00	$7.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ranger Micro Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 6, 2018	July 31, 2018	June 6, 2018 to July 31, 2018

Actual	$1,000.00	$999.00	$2.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,005.37	$2.31

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 56/365 (to reflect the actual period of June 6, 2018 through July 31, 2018).

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS

JULY 31, 2018 (UNAUDITED)

 Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	4	Director, Fiberforge Corp. (2000- 2013) (Carbon fiber technology)
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	President, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Capital Group Holdings, L.P. (since 2002)	N/A	N/A
Mark Hasbani Year of Birth: 1988	Chief Compliance Officer (since June 2018)

Deputy Chief Compliance Officer, Ranger Capital Group Holdings, L.P. (since October 2017 to Present)

Senior Associate, Blue River Partners, LLC (January 2016 to June 2017)

Credit Risk Officer, State Street (May 2015 to November 2015)

Compliance Analyst, State Street (November 2014 to May 2015)

Law Clerk, Donoghue, Barrett & Singal (October 2013 to August 2014)

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

*** The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS (CONTINUED)

JULY 31, 2018 (UNAUDITED)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdings (since 2007) (technology consulting).	4	Director and Chairman of the Board, Improving Holdings LLC (since 2007)
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC (since 2009); CEO, Christmas Morning Interests, Inc. (since 1997)	4	Director, Christmas Morning Interests, Inc. (since 1997), Providence Christian School of Texas (Trustee, 2014 - Present), Highland Park Presbyterian Church (Elder, 2015 - Present)

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION

JULY 31, 2018 (UNAUDITED)

   Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

Approval of Management Agreement

The Board of Trustees (the “Board” or “Trustees”) considered the approval of a management agreement with Ranger Investment Management, L.P. (“Adviser”) for the Ranger Micro Cap Fund at an in person meeting held March 5, 2018.  The Trustees review included, but was not limited to the following factors: (i) the investment performance of the Adviser; (ii) the nature, extent and quality of the services to be provided by the Adviser;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the management agreement.

Nature, Extent and Quality of Services.  The Board noted that the Adviser was established in October 2002 and managed over $1.4 billion in client assets as of December 31, 2017, including private pooled investment vehicles, separately managed accounts, mutual funds sponsored by the Trust and its affiliates and other mutual funds.  The Board considered its experience in working with the Adviser noting that the portfolio management team was very responsive to the Board and its requests.  They considered the Adviser’s experience and capabilities noting that the Adviser continued to invest in personnel and research processes.  They agreed that the Adviser focused on risk management to the benefit of shareholders.  Taking into account the personnel expected to be involved in servicing the Fund, as well as the materials and services described

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION (CONTINUED)

JULY 31, 2018 (UNAUDITED)

 above, the Board agreed that the Adviser had the ability to provide services to the Fund and its future shareholders in line with its expectations.

Performance.  The Board considered the Adviser’s performance as adviser to the Ranger Small Cap Fund, which was managed using a substantially similar investment strategy.  They reviewed performance data for the Ranger Micro-Cap Composite which consisted of two institutional clients that followed strategies substantially similar to that proposed for the Ranger Micro Cap Fund.  The Board noted the Composite outperformed the Russell Microcap Index in the three-year and since-inception periods, and in line with the index for the one- year period.  The Board acknowledged the Adviser’s assertion that Morningstar does not have a category for micro-cap or micro-cap growth funds and noted that in lieu of this comparison group, the Adviser utilized the most applicable category (the Small Growth Morningstar category), which shared the Fund’s capitalization restrictions and growth-orientation.  After further discussion, the Trustees concluded that the Adviser had the potential to provide satisfactory returns for the Ranger Micro Cap Fund.

Fees and Expenses. The Trustees reviewed the proposed advisory fee of the Fund and noted the Adviser proposed a fee of 1.25%, which was reasonably in line with the peer group average (1.20%) and higher than the Morningstar category (1.01%). The Trustees also reviewed the estimated net expense ratio of 1.50%, which was lower than the peer group average and in-line with the Morningstar category average.  The Board considered capacity constraints of the proposed strategy, and the significant research and expertise required to select appropriate micro-cap securities.  After further discussion, the Board concluded that the advisory fee was not unreasonable.

Economies of Scale.  The Board reviewed the Adviser’s asset projections and noted that the Adviser did not expect to realize economies during the initial term of the management agreement.  The Board further considered the Fund’s capacity constraints and the Adviser’s expectation to “soft-close” the Fund when assets reach $500 million. After further discussion, the Board agreed that the absence of economies of scale was not an issue at this time.

Profitability.  The Board reviewed the profitability analysis and asset level estimates provided by the Adviser for the Fund.  The Board acknowledged that, although the Adviser anticipated realizing a strong profit, both in terms of actual dollars and percentage of revenue, they considered the low pro rata allocation of Adviser expenses allocated to the Fund.  They noted the Adviser allocated expenses based on Fund assets and, as a result, the Fund’s lower anticipated assets during the initial term of the management agreement resulted in very small expense allocation to the Fund.  They reasoned that based on the information provided by the Adviser, the estimated profitability of the Fund was not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the management agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure was not unreasonable and that approval of the management agreement was in the best interests of the Fund and its shareholders.

This Page Was Left Blank Intentionally

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2018

$ 45,200

FY 2017

$ 28,200

(b)

Audit-Related Fees

Registrant

FY 2018

$ 3,500

FY 2017

$ 4,000

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2018

$ 19,500

FY 2017

$ 10,250

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2018

$ 0

FY 2017

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2018

$ 19,500

FY 2017

$ 10,250

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Securities Lending Activities for Closed-End Management Investment Companies.

 Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: November 2, 2018

By  /s/ Joseph W. Thompson

     Joseph W. Thompson

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: November 2, 2018